Exhibit 10.1

When Recorded, Mail To:
Can-Am Gold Corp.
3266 W. Galveston Dr. #101
Apache Junction, AZ 85120

QUITCLAIM DEED

KNOW ALL MEN BY THESE PRESENTS:

That Can-Am Gold, Corp., a Wyoming  corporation, the undersigned, for the consideration of Ten (10) Dollars, and other valuable consideration, hereby conveys and quitclaims unto Silver Horn Mining Ltd., a Delaware corporation, any and all right, title, and interest in the unpatented lode mining claims located in Yavapai County, Arizona set forth in Exhibit A attached hereto.

IN WITNESS WHEREOF, CAN-AM GOLD, CORP. has executed and delivered this Quitclaim Deed as of this 26 day of April 2011.

By:	/s/ Daniel Bleak
Authorized Signatory

State of Arizona)
)ss.                                                      ACKNOWLEDGEMENT
County of Pinal)

On this 26 day of April, 2010, before me, the undersigned Notary Public, personally appeared Daniel Bleak, known to me to by the individual(s) who executed the foregoing instrument and acknowledged the same to be his (her) (their) free act and deed.

My Commission Expires: July 13, 2014	By:	/s/ Justyne Myshelle Gibson
Notary Public